Exhibit 10.16

AMENDMENT TO

FIRST AMENDMENT TO LOAN DOCUMENTS

AND CONSENT OF GUARANTORS

This AMENDMENT TO FIRST AMENDMENT TO LOAN DOCUMENTS (this “Amendment”), dated as of October 18, 2019, is by and among Baldwin Risk Partners, LLC, a Delaware limited liability company (the “Borrower”), for itself and its subsidiaries, Cadence Bank, N.A., a national banking association (“Cadence”), and the other lenders from time to time party to this Amendment (together with Cadence, a “Lender” and collectively the “Lenders”), and Cadence in its capacity as administrative agent and collateral agent for the Lenders (in such capacity, the “Agent”).

WHEREAS, the Borrower, certain of the Lenders and the Agent are parties to that certain Third Amended and Restated Loan Agreement dated as of March 13, 2019 (the “Original Loan Agreement”);

WHEREAS, the Borrower, the Lenders and the Agent entered into that certain First Amendment to Loan Documents dated as of September 21, 2019 (the “First Amendment”), which shall become effective upon the satisfaction of the conditions precedent set forth therein (the Original Loan Agreement, as amended by the First Amendment (as modified hereby), the “Loan Agreement”);

WHEREAS, the parties now desire to modify the First Amendment as set forth herein; and

WHEREAS, Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Original Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the Borrower, Lenders and Agent agree as follows:

1.    Recitals. The foregoing recitals are hereby incorporated herein.

2.    Amendments. The First Amendment is hereby amended and modified as follows:

a.	Section 3(e) of the First Amendment is hereby amended, modified and restated to read as follows:

“(e)    Borrower shall use a portion of the proceeds of the IPO to payoff in full and retire all Debt under the Second Lien Credit Facility.”

b.	Section 4 of the First Amendment is hereby amended, modified and restated to read as follows:

“4.    Consent to Transactions. Upon the effectiveness of this Amendment pursuant to Section 3 above, Agent and Lenders consent to (a) all of the Reorganization Transactions, (b) the IPO, and (c) the subsequent dissolution of

IPEO (subject to the condition that the total consideration paid by Borrower for the purchase of the IPEO Equity Securities shall not exceed $2,000,000), and agree that no such transactions shall result in or otherwise be subject to or require a mandatory prepayment pursuant to Section 2.6 of the Loan Agreement.

c.	Section 5 of the First Amendment is hereby amended, modified and restated to read as follows:

“5.    Consent to Exclusion of IPO Proceeds from Mandatory Prepay. Subject to the satisfaction of all of the conditions set forth in Section 3 hereof, Agent and Lenders agree that the proceeds of the IPO shall be excluded from the mandatory prepayment requirements of Section 2.6(a)(iii) of the Loan Agreement.

3.    Limited Effect; Affirmations. Except as expressly modified hereby, the First Amendment shall remain unaltered. The Borrower hereby (a) ratifies and affirms all provisions of the Original Loan Agreement and the other Loan Documents to which it is a party, as amended by the First Amendment (as modified hereby), (b) agrees that the terms and conditions of the Original Loan Agreement and the other Loan Documents to which it is a party, including without limitation the Security Documents and all provisions thereof, shall continue in full force and effect, as amended by the First Amendment (as modified hereby), that Agent’s Liens and lien priority are not negatively affected by the First Amendment (as modified hereby), and that all of Borrower’s obligations under the Security Documents and other Loan Documents are valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the First Amendment (as modified hereby) or any other documents or instruments executed in connection herewith, (c) agrees that none of this Amendment, the First Amendment or any of the documents whose execution is contemplated hereby or thereby shall constitute a novation or in any way impair the first priority of the lien and security interests of the Security Documents, (d) agrees that all sums advanced in connection with the Loan Documents, as amended by the First Amendment (as modified hereby) shall be secured by the Security Documents with the same priority as the sums originally advanced under the Original Loan Agreement, and all existing security interests of Agent respecting all Collateral continue in full force and effect and (e) acknowledges and agrees that, as of the date hereof, it has no defense, set-off, counterclaim or challenge against the payment of any sums currently owing under the Original Loan Agreement and the other Loan Documents or the enforcement of any of the terms or conditions thereof and agrees to be bound thereby and perform thereunder.

4.    Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that (a) all representations and warranties of the Borrower and Guarantors set forth in Loan Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, as if made on the date hereof, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct as of such prior date and (b) no Default or Potential Default exists under the Loan Documents as of the date hereof.

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5.    Integration. This Amendment constitutes the sole agreement of the parties with respect to the amendments and waivers contemplated hereby and shall supersede all oral negotiations and the terms of prior writings with respect thereto. From and after the Effective Date (as defined in the First Amendment), all references in the Original Loan Agreement shall be deemed to be references to the Original Loan Agreement as amended by the First Amendment (as modified hereby). This Amendment shall constitute a Loan Document for all purposes under the Loan Agreement and the other Loan Documents.

6.    Release. Borrower, for itself and the Guarantors, and all of their respective partners, shareholders, members, directors, officers and managers, and for the respective heirs, personal representatives, successors, and assigns of each of them (all, collectively, the “Releasors”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby fully releases and discharges Agent, the Lenders and their affiliates, subsidiaries and parent, the respective partners, shareholders, members, officers, directors, managers, agents, and employees of each of the foregoing, and their successors and assigns (collectively, the “Released Parties”), of and from any and all claims, counterclaims, defenses, setoffs, demands, actions, causes of action and damages that Borrower or any of the other Releasors may have had, may now have, or may hereafter have against any one or more of the Released Parties arising under, by reason of, or in connection with (i) any of the Loan Documents, (ii) any of the Obligations, or (iii) any conduct, course of dealing, statement, act or omission on the part of any of the Released Parties that arose, occurred or accrued at any time prior to and through the time of the later of the date hereof or the Effective Date.

7.    Miscellaneous.

a.

Governing Law. This Amendment and the rights and obligations of the parties hereto shall be deemed to be a contract under the laws of the State of Florida and for all purposes shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without giving effect to any choice of law or conflict provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

b.

Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

c.

Fees and Costs. Borrower acknowledges that, whether or not this Amendment ultimately becomes effective in accordance with Section 3, it will promptly reimburse Agent for all of the costs and expenses incurred by Agent with respect to the preparation, negotiation, execution and delivery of this Amendment, and all matters related hereto and thereto, including, without limitation, Agent’s attorney’s fees and costs.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to First Amendment to Loan Documents effective as of the date first above written.

BORROWER: BALDWIN RISK PARTNERS, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin
Title:	Authorized Representative

AGENT: CADENCE BANK, N.A.

By:	/s/ Leslie Fredericks
Name:	Leslie Fredericks
Title:	Senior Vice President

LENDERS: CADENCE BANK, N.A.

By:	/s/ Leslie Fredericks
Leslie Fredericks, Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Edyn Hengst

Print Name:	Edyn Hengst

Title:	Authorized Officer

Address: 450 S. Orange Ave., Suite 1000 Orlando, FL 32801

LAKE FOREST BANK & TRUST CO., N.A.

By:	/s/ Chris Baker

Print Name:	Chris Baker

Title:	EVP/COO

Address: 727 North Bank Lane Lake Forest, IL 60045

WELLS FARGO BANK, N.A.

By:	/s/ William R. Goley

Print Name:	William R. Goley

Title:	Managing Director

Address: 550 South Tryon St., 33rd Floor Charlotte, NC 28202

CONSENT OF GUARANTORS

Reference is hereby made to the Amendment to First Amendment to Loan Documents, dated as of October     , 2019 (the “Amendment”), by and among Baldwin Risk Partners, LLC, a Delaware limited liability company (the “Borrower”), for itself and its subsidiaries, Cadence Bank, N.A., a national banking association (“Cadence”), and the other lenders from time to time party to the Amendment (together with Cadence, a “Lender” and collectively the “Lenders”), and Cadence in its capacity as administrative agent and collateral agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the applicable Loan Document, as modified by the First Amendment (as modified by the Amendment).

Each of the undersigned (each, a “Guarantor”) consents to the terms and provisions of the Amendment and confirms and agrees that (a) such Guarantor’s obligations under the Continuing and Unconditional Guaranty dated as of March 13, 2019 in favor of Agent (the “Guaranty Agreement”) shall be unimpaired by the First Amendment (as modified by the Amendment) and all such obligations are hereby reaffirmed, (b) such Guarantor’s obligations under the Third Amended and Restated Security Agreement dated as of March 13, 2019, as a Debtor, in favor of Agent (the “Security Agreement”) shall be unimpaired by the First Amendment (as modified by the Amendment) and all such obligations are hereby reaffirmed, (c) such Guarantor’s obligations under the Second Amended and Restated Intellectual Property Security Agreement dated as of March 13, 2019, as a Debtor, in favor of Agent (the “IP Security Agreement”) shall be unimpaired by the First Amendment (as modified by the Amendment) and all such obligations are hereby reaffirmed, (d) such Guarantor’s obligations under the Third Amended and Restated Equity Pledge Agreement dated as of March 13, 2019, as a Pledgor, in favor of Agent (the “Equity Pledge Agreement”) shall be unimpaired by the First Amendment (as modified by the Amendment) and all such obligations are hereby reaffirmed, (e) neither this Consent nor the First Amendment (as modified by the Amendment) nor any of the other documents whose execution is contemplated hereby or thereby shall constitute a novation or in any way impair the first priority of the lien and security interest of the Security Agreement, IP Security Agreement or Equity Pledge Agreement or other Security Documents, (f) that any and all sums advanced in connection with the Loan Documents, as amended by the First Amendment (as modified by the Amendment), shall be secured by the Security Documents with the same priority as the sums originally advanced under the Original Loan Agreement (as defined in the First Amendment), and all existing security interests of Agent respecting all Collateral continue in full force and effect, (g) as of the date hereof, such Guarantor has no defense, set-off, counterclaim or challenge against the Guaranty Agreement, any Security Documents or other Loan Documents or any of its obligations thereunder, (h) the terms, conditions and covenants in the Guaranty Agreement, Security Agreement, IP Security Agreement, and Equity Pledge Agreement remain unaltered and in full force and effect, (i) the Obligations guaranteed by the Guaranty Agreement, as amended by the First Amendment (as modified by the Amendment), are hereby ratified and confirmed, and (j) all representations and warranties of such Guarantor set forth in the Guaranty Agreement and each of the Security Documents, respectively, are true and correct in all material respects as of the date hereof, as if made on the date hereof, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct as of such prior date.

[Signature Page Follows]

IN WITNESS, WHEREOF, each Guarantor has executed this Consent as of the date of the Amendment.

GUARANTORS: Baldwin Krystyn Sherman Partners, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BRP Colleague Inc.

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BRP Insurance Intermediary Holdings, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BRP Main Street Insurance Holdings, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BRP Medicare Insurance Holdings, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BKS D&M Holdings, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BRP D&M Insurance, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BKS Partners Private Risk Group LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BKS Financial Services Holdings, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BKS Financial Investments, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BKS Securities, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

League City Office Building, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

AB Risk Specialist, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

KB Risk Solutions, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

Millennial Specialty Insurance, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BRP Affordable Home Insurance, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BRP Black Insurance, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BRP Bradenton Insurance, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BRP Ryan Insurance, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BRP Foundation, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BRP Medicare Insurance, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BRP Medicare Insurance II, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative

BRP Medicare Insurance III, LLC

By:	/s/ Trevor L. Baldwin
Name:	Trevor Baldwin, Authorized Representative